                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   January 23, 1997
                                                          --------------------


                           GEOTEK COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                    0-17581                 22-2358635
-------------------------    ------------------------    ---------------------
 (State or other juris-      (Commission File Number)    (IRS Employer Identi-
diction of incorporation)                                   fication No.)


20 Craig Road, Montvale, New Jersey                            07645
----------------------------------------                    ----------
(Address of principle executive offices)                    (Zip Code)


Registrant's telephone number, including area code    201-930-9305
                                                    ----------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         Exhibit Index appears at Page 5
                                                      ---

                               Page 1 of 29 Pages
                                        ----

Item 5.           Other Events

         On January 23, 1997, Geotek Communications, Inc. (the "Company") sold to S-C Rig Investments III, L.P. and certain of its affiliates an aggregate of 500 shares of the Company's Series P Convertible Preferred Stock (the "Series P Stock") and warrants (the "Series P Warrants") to purchase 850,000 shares of the Company's common stock, $.01 par value per share ("Common Stock"), for an aggregate purchase price of $25,000,000. This transaction completed a stage of financing pursuant to which the Company sold an aggregate of $75,000,000 of its securities. On December 31, 1996, the Company had sold to a group of investors 1,000 shares of the Company's Series O Convertible Preferred Stock (the "Series O Stock") and warrants to purchase 1,700,000 shares of Common Stock (the "Series O Warrants") for an aggregate purchase price of $50,000,000. The terms of the Series P Stock and the Series P Warrants are substantially identical to those of the Series O Stock and Series O Warrants, respectively, which terms are fully described in the Company's Current Report on Form 8-K dated December 31, 1996.

         The terms of the Series P Stock are set forth in the Certificate of Designation of the Series P Stock, a copy of which is attached hereto as Exhibit
(c)(1). Additionally, on January 6, 1997 and January 29, 1997, respectively, the Company filed Certificates of Correction (the "Certificates of Correction") with respect to the Certificate of Designation of the Series O Stock with the Secretary of State of the State of Delaware (i) to cure the Company's inadvertent failure to file as an exhibit to the Certificate of Designation of the Series O Stock a form of a warrant which was issued to purchasers of Series O Stock and (ii) to correct a typographical error, respectively. Copies of the Certificates of Correction are attached hereto as Exhibit (c)(2) and (c)(3), respectively.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      Exhibits

                  (1) Certificate of Designation of Series P Convertible Preferred Stock.

                  (2) Certificate of Correction filed to correct a certain error in the Certificate of Designation of Series O Convertible Preferred Stock.

                  (3) Certificate of Correction filed to correct a certain error in the Certificate of Designation of Series O Convertible Preferred Stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GEOTEK COMMUNICATIONS, INC.



Date: February 4, 1997    By: /s/ Michael H. Carus
      ----------------       ---------------------
                             Name: Michael H. Carus
                             Title: Vice President and Chief Accounting Officer

                                  EXHIBIT INDEX



Exhibit No.
(c)(1)            Certificate of Designation of Series P Convertible Preferred
                  Stock.
(c)(2) Certificate of Correction filed to correct a certain error in the Certificate of Designation of Series O Convertible Preferred Stock.
(c)(3) Certificate of Correction filed to correct a certain error in the Certificate of Designation of Series O Convertible Preferred Stock.

                                 EXHIBIT (c)(1)

                           CERTIFICATE OF DESIGNATION

                                       of

                      SERIES P CONVERTIBLE PREFERRED STOCK

                                       of

                           GEOTEK COMMUNICATIONS, INC.

                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)


     Geotek Communications, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Company"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Company pursuant to authority of the Board of Directors as required by
Section 151 of the Delaware General Corporation Law:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Company (the "Board of Directors" or the "Board") in accordance with the provisions of its Restated Certificate of Incorporation, the Board of Directors hereby creates a series of the Company's previously authorized Preferred Stock, par value $.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

     Series P Convertible Preferred Stock:

                  1. Definitions. For purposes hereof the following definitions shall apply:

              "Approved Underwriter" shall mean Goldman Sachs & Co.; Merrill Lynch & Co.; Morgan Stanley & Co. Incorporated; Lehman Brothers Inc.; Smith Barney Inc.; Salomon Brothers Inc.; J.P. Morgan & Co.; PaineWebber Incorporated; Donaldson, Lufkin & Jenrette; Bear, Stearns & Co., Inc.; First Boston; Lazard Freres; or any successor to or affiliate of any of them.

              "Average Stock Price" shall mean, as to any date, a price equal to the lowest daily volume-weighted average price of the Common Stock on the principal securities exchange or interdealer quotation system on which the Common Stock is traded during the four (4) trading days immediately preceding such date, as calculated by Bloomberg Financial Markets through its "Volume at Price" function; provided, however, that no sales transactions by a converting holder of the Series P Preferred Stock shall be given effect in calculating such Average Stock Price insofar as it applies to that holder.

              "Board" shall mean the Board of Directors of the Company.

              "Closing Date" shall mean the date of original issuance of the Series O Preferred Stock.

              "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company.

              "Company" shall mean this corporation.

              "Conversion Date Market Price" shall mean, at any Holder Conversion Date, the Average Stock Price, discounted by the percentage set forth in the table below (the "Applicable Percentage") opposite the period during which such Holder Conversion Date shall have occurred; provided that the Applicable Percentage shall be adjusted from time to time, as provided in the Registration Rights Agreement dated January 23, 1997 between the Company and the investor named therein.

                   Holder Conversion Date
     (Number of Days after December 31, 1996)      Applicable Percentage
    ------------------------------------------     ---------------------

                         0 to 180                            0%
                        181 to 365                           5%
                        366 to 540                          10%
                    541 and thereafter                      12%

              "Conversion Default" shall have the meaning set forth in Paragraph 9(b).

              "Conversion Notice" shall have the meaning set forth in Paragraph 6(d).

              "Conversion Rate" shall have the meaning set forth in Paragraph 6(c).

              "Designated Price" shall mean $50,000 per share, as adjusted pursuant to the terms hereof, plus all accrued and unpaid dividends.

              "Dividend Stock Price" shall mean, as to any date, the average of the Market Price for Shares of Common Stock for the thirty (30) consecutive trading days commencing forty-five (45) trading days prior to the applicable date.

              "Holder Conversion Date" shall have the meaning set forth in Paragraph 6(d).

              "Junior Stock" shall mean the Common Stock and, unless the holders of Preferred Stock otherwise consent pursuant to Paragraph 5 hereof, all other shares of any other class or series of the Company's capital stock hereafter issued, other than (a) the Company's Series O

Convertible Preferred Stock, (b) the Series P Preferred Stock, (c) Preferred Stock ranking pari passu to the Series P Preferred Stock as permitted below or
(d) Preferred Stock ranking senior to the Series P Preferred Stock and authorized by the holders of the Series P Preferred Stock in accordance with
Section 5 hereof; provided, however, the Company may from time to time, without the consent of the holders of the outstanding shares of the Series P Preferred Stock, authorize, create or issue additional series of Preferred Stock which rank pari passu to or do not have preference over the Series P Preferred Stock in respect of dividends, redemption or distribution upon liquidation.

              "Market Price for Shares of Common Stock" shall mean the price of one share of Common Stock determined as follows:

                           (i) If the Common Stock is listed on the Nasdaq
National Market, the daily closing price on the date of valuation;

                           (ii) If the Common Stock is listed on a national
securities exchange, the daily closing price on the date of valuation;

                           (iii) If neither (i) nor (ii) apply, but the Common
Stock is quoted on the Nasdaq Small Capital Market or the over-the-counter market on the pink sheets or bulletin board, the daily closing price thereof on the date of valuation; and

                           (iv) If neither clause (i), (ii) or (iii) above
applies, the market value as determined by a nationally recognized investment banking firm or other nationally recognized financial advisor retained by the Company for such purpose and reasonably acceptable to the holders of Series P Preferred Stock, taking into consideration, among other factors, the earnings history, book value and prospects for the Company, and the prices at which shares of Common Stock recently have been traded. Such determination shall be conclusive and binding on all persons.

              "Original Issuance Market Price" shall mean an amount equal to the Market Price for Shares of Common Stock on the Closing Date.

              "Preferred Stock" shall mean the authorized shares of all series of the preferred stock of the Company.

              "Series P Preferred Stock" shall mean the Series P Convertible Preferred Stock of the Company, $.01 par value per share.

              "Trigger Price" shall mean $6.00 per share, as adjusted after the original issuance date of the Series P Preferred Stock upon any stock split, stock dividend, split up, recapitalization or other reorganization with respect to the Common Stock.

              "Underlying Stock" shall mean those shares of the Company's Common Stock issuable upon (i) conversion of the Series P Preferred Stock and (ii) exercise of any Warrants.

              "Warrants" shall mean warrants issued by the Company in connection with the issuance and redemption of the Series P Preferred Stock.

     2. Designation and Number. The designation of the shares of Preferred Stock authorized by these resolutions shall be "Series P Convertible Preferred Stock" (the "Series P Preferred Stock"). The authorized number of shares constituting the Series P Preferred Stock shall be five hundred (500) shares and each share of Series P Preferred Stock shall rank equally in all respects.

     3. Dividends. The Series P Preferred Stock shall accrue dividends at a rate of ten percent (10%) per annum on the Designated Price. Dividends on the Series P Preferred Stock shall accumulate and accrue from the date of its original issue and shall accrue from day to day thereafter, whether or not earned or declared. Dividends shall be payable, at the sole option of the Company, quarterly, either (i) in cash or (ii) in that number of shares of Common Stock purchasable by the amount of the cash dividend described in (i) above, at the Dividend Stock Price as of the date such dividend is paid; provided, however, that no fewer than five (5) trading days before commencement of the forty-five
(45) day period referenced in the definition of Dividend Stock Price, the holders of the Series P Preferred Stock shall have received notice from the Company specifying whether such dividend payment will be paid in cash or in Common Stock. Dividends on the Series P Preferred Stock for any quarterly period shall be declared by the Company and paid on the fifteenth (15th) day following the end of such quarter. If the Company is prohibited from paying any dividends, either in cash or Common Stock, or otherwise fails to pay such dividends, for any quarterly period, the dividends shall be deemed to have accrued on such Series P Preferred Stock, and shall be capitalized to the Series P Preferred Stock as of the last day of the quarterly period, as if the dividend rate had been 12% per annum for such quarterly period, and the Designated Price for each share of Series P Preferred Stock shall be deemed to have been increased by the amount of such capitalized dividends. For as long as any Series P Preferred Stock is outstanding, the Company shall pay no dividends on Junior Stock, other than in shares of Junior Stock, without having first obtained the consent of the holder or holders of a majority of the Series P Preferred Stock then outstanding.

     4. Liquidation Rights of Series P Preferred Stock. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series P Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus, or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Junior Stock, an amount equal to the Designated Price; provided, however, that upon the occurrence of any of the events described in (i), (ii) and (iii) below, the holders of the Series P Preferred Stock shall be entitled to an amount equal to the Redemption Price and not to the Designated Price. If upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the assets to be distributed to the holders of the

Series P Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then all of the assets of the Company to be distributed shall be distributed ratably to the holders of the Series P Preferred Stock and to any holders of any series of Preferred Stock that ranks pari passu with the Series P Preferred Stock, on the basis of the liquidation value of the shares of Preferred Stock held. The Company shall promptly mail written notice of such liquidation, dissolution or winding up (with a copy sent by facsimile), but in any event such notice shall not be given less than thirty (30) days prior to the effective date stated therein to each record holder of the Series P Preferred Stock. If the Company determines to effect a liquidation, dissolution or winding up of the Company, then the Series P Preferred Stock shall thereupon, at the option of a holder thereof, be convertible in full, if so permitted by applicable law and if not otherwise in violation of an agreement to which the Company is a party or of the Company's Certificate of Incorporation or By-Laws; and further, if such liquidation, dissolution or winding up of the Company occurs within six (6) months of the Closing Date, then the Applicable Percentage used in determining the Conversion Date Market Price as of the date of such event shall be five percent (5%), in lieu and in place of the relevant Applicable Percentage set forth therein. For purposes of this paragraph, (i) a sale or other disposition of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation, but other than a merger or consolidation whereby the stockholders of the Company immediately preceding the merger or consolidation continue to own greater than fifty percent (50%) of the voting securities of the entity surviving such merger or consolidation), (iii) any person or any "group" (as such term is used in such
Section 13(d) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner of in excess of fifty percent (50%) of the voting power of the Company's (or any successor entity's) capital stock (each of (i) through (iii), a "Disposition Transaction"), shall, at the option of each holder of Series P Preferred Stock, be deemed to be a liquidation, dissolution or winding up of the Company with respect to the shares of Series P Preferred Stock held by such holder.

     5. Voting Rights. The holders of the Series P Preferred Stock will not have any voting rights except as set forth below or as otherwise from time to time required by law.

     The affirmative approval (by vote or written consent as permitted by applicable law) of the holders of at least 66 2/3% of the outstanding shares of the Series P Preferred Stock, voting separately as a class, will be required for
(i) any amendment, alteration or repeal of the Company's Certificate of Incorporation (including any Certificate of Designation, Rights and Preferences for any other series of Preferred Stock) if the amendment, alteration or repeal adversely affects the powers, preferences or rights of the Series P Preferred Stock (including, without limitation, by creating any class or series of equity securities having a preference over the Series P Preferred Stock with respect to dividends, redemption, distribution upon liquidation or in any other respect); or (ii) any amendment to or waiver of the terms of the Series P Preferred Stock or this Certificate of Designation, provided, however, that no such approval shall be required for the authorization, creation or issuance of any shares of any additional series of Preferred Stock ranking pari passu to or which do not have any preference over the Series P Preferred Stock in respect of dividends, redemption or distribution upon liquidation. No approval of the holders of Series P Preferred Stock shall be required for the Company to effect a Disposition Transaction.

     To the extent that under applicable law the approval of the holders of the Series P Preferred Stock, voting separately as a class is required to authorize a given action of the Company, the affirmative approval (by vote or written consent as permitted by applicable law) of the holders of a majority of the outstanding shares of the Series P Preferred Stock shall constitute the approval of such action by the class. To the extent that under applicable law the holders of the Series P Preferred Stock are entitled to vote on a matter with holders of the Common Stock, voting together as one class, each share of Series P Preferred Stock shall be entitled to that number of votes as shall be equal to the number of shares of Underlying Stock into which such shares could have been converted on the record date for any meeting of stockholders or on the date of any written consent of stockholders, as applicable. Holders of the Series P Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (whether or not they are entitled to vote thereat), which notice will be provided pursuant to the Company's by-laws and applicable statutes.

     6. Conversion. The holders of Series P Preferred Stock shall have the following conversion rights.

              (a) Holder's Right to Convert. Subject to the restrictions set forth in Paragraphs 13 and 14(e) of this Certificate, each share of Series P Preferred Stock shall be convertible in whole or in part and from time to time, at the option of the holder thereof, into fully paid and nonassessable shares of Common Stock.

              (b) Mandatory Conversion. On the fifth anniversary of its issuance (the "Mandatory Conversion Date"), each and every share of Series P Preferred Stock shall be converted into fully paid and nonassessable shares of Common Stock without any action required to be taken by the holder thereof, and a Conversion Notice shall be deemed to be given by the holder of each share of Series P Preferred Stock on that date; provided, however, that no such mandatory conversion shall occur if, as of the Mandatory Conversion Date, the Company is
(i) insolvent, (ii) in bankruptcy proceedings or (iii) in material breach of any of the terms of this Certificate or of that certain Convertible Securities Subscription Agreement and that certain Registration Rights Agreement, each of which is dated January 23, 1997, by and between the Company and the parties thereto.

              (c) Conversion Price for Holder of Converted Shares. Each share of the Series P Preferred Stock that is converted into shares of Common Stock shall be convertible into the number of shares of Common Stock which may be purchased by the Designated Price of such share of Series P Preferred Stock at the Conversion Date Market Price. The number of shares of Common Stock into which each share of Series P Preferred Stock may be converted pursuant to this paragraph is hereafter referred to as the "Conversion Rate."

              (d) Mechanics of Conversion. Unless conversion is mandatory in accordance with Paragraph 6(b) hereof, in order to convert any or all shares of Series P Preferred Stock into full shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, by either overnight courier or two-day courier, to the principal office of the Company or of any transfer agent for the Series P Preferred Stock, and shall give written notice (the "Conversion Notice"), together with the holder's summary of its trades on the relevant date utilized to determine the Average Stock Price with respect to such conversion, its calculation of the Conversion Rate and the number of shares of Common Stock issuable upon such conversion by facsimile (with the original of such notice forwarded with the foregoing courier) to the Company at such office, that he elects to convert the number of shares specified therein, which such notice and election shall be irrevocable by the holder; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of the Common Stock issuable upon such conversion unless either the certificates evidencing the shares of Series P Preferred Stock are delivered to the Company or its transfer agent as provided above, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and promptly executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

                      Immediately upon receipt of the Conversion Notice the Company shall verify the holder's calculation of the Conversion Rate as calculated by the holder or, if the Company disagrees with the holder's calculation of the Conversion Rate, deliver by facsimile the Company's calculation of the Conversion Rate. The Company shall use its best efforts to issue and deliver as soon as possible, and in any event within two (2) business days after delivery to the Company of certificates of the Series P Preferred Stock to be converted or after receipt of such agreement and indemnification, to such holder of Series P Preferred Stock at the address of the holder on the stock books of the Company, or to its designee, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid, together with a certificate or certificates for the number of Series P Preferred Stock not submitted for conversion. The date on which the Conversion Notice is given (the "Holder Conversion Date") shall be deemed to be the date the Company received by facsimile the Conversion Notice, provided that the original shares of Series P Preferred Stock to be converted, or the aforesaid notice of lost, stolen or destroyed certificates, are received by the Company or any transfer agent for the Series P Preferred Stock within five (5) business days thereafter, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the aforesaid notice of lost, stolen or destroyed certificates is not received by the Company or any transfer agent for the Series P Preferred Stock within five
(5) business days after the Holder Conversion Date, the Conversion Notice shall become null and void.

                      Notwithstanding anything in this Section 6 to the contrary, in the event a holder instructs the Company in writing at the time of delivery of a Conversion Notice not to issue all or any portion of the shares of Common Stock to which such holder is entitled upon conversion of Series P Preferred Stock or the Company determines that it is prohibited from issuing all or any portion of such shares of Common Stock, in any such case, due to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Company shall promptly deliver certificates representing such portion of the shares of Common Stock that may be issued without compliance with the HSR Act and shall refrain from issuing any additional shares of Common Stock issuable to such holder with respect to such Conversion Notice until permitted to do so under the HSR Act. In the event any shares of Series P Preferred Stock are not converted as a result of this paragraph, the Holder Conversion Date with respect to such shares of Series P Preferred Stock shall remain unchanged and the holder of such shares of Series P Preferred Stock shall be treated as a holder of the Common Stock issuable upon conversion of such Series P Preferred Stock as of such Holder Conversion Date for all purposes (including, without limitation, for purposes of participating in any stock splits, distributions, reorganizations or reclassifications having a record date for determining Common Stockholders entitled to participate therein as of or after the Holder Conversion Date); provided, however, that no such holder of Series P Preferred Stock shall be entitled to vote any shares of Common Stock that have not been so issued prior to the date of the meeting or the consent at which the vote of holders of Common Stock is counted and provided, further, that no distributions so payable with respect to any such shares of Common Stock shall be paid until the issuance of the Common Stock to which such distribution relates.

              (e) Issue and Franchise Taxes. The Company shall be, and the holders of Series P Preferred Stock shall not be, liable for any and all issue and franchise taxes payable in respect of issuance and delivery of Common Stock as contemplated by this Certificate.

     7. Adjustments; Reorganizations.

              (a) Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time after the Closing Date, during the period running from a Holder Conversion Date up to and including the day after the date on which the conversion has been effected, effects a subdivision or combination of the outstanding Common Stock, the shares of Common Stock issuable upon the conversion and the Conversion Date Market Price in effect shall be proportionately adjusted to reflect the split or reverse split, as the case may be. Any adjustment under this Paragraph 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (b) Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time after the Closing Date, during the period running from a Holder Conversion Date up to and including the day after the date on which the conversion has been effected, makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then, and in each such event, the dividend or distribution, as the case may be, shall be made available to the holder effecting that conversion at the time at which the conversion becomes effective.

              (c) Adjustment for Other Dividends and Distributions. Subject to the provisions contained in Paragraph 3 of this Certificate, in the event the Company, at any time or from time to time after the Closing Date, makes or fixes a record date for the determination of holders of Common Stock entitled to receive an extraordinary dividend or other distribution payable in securities of the Company other than shares of Common Stock, and not an episodic dividend or distribution payable by the Company in the ordinary course, then and in each such event provision shall be made so that the holders of Series P Preferred Stock shall receive, upon conversion thereof pursuant to Paragraph 6 hereof, in addition to the number of shares of Common Stock receivable thereon, the amount of such other securities of the Company to which a holder on the relevant record or payment date, as applicable, of the number of shares of Common Stock so receivable upon conversion would have been entitled, plus any dividends or other distributions which would have been received with respect to such securities had such holder thereafter, during the period from the date of such event to and including the Holder Conversion Date, retained such securities, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of the holders of the Series P Preferred Stock.

              (d) Adjustment for Reclassification, Exchange and Substitution. In the event that at any time or from time to time after the Closing Date, the Common Stock issuable upon the conversion of the Series P Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or reorganization provided for elsewhere in this Paragraph 7), then and in each such event each holder of Series P Preferred Stock shall have the right thereafter to convert such stock into the kind of stock receivable upon such recapitalization, reclassification or other change by holders of shares of Common Stock, all subject to further adjustment as provided herein. In such event, it shall be a condition precedent to any such transactions that the formula set forth herein for conversion shall be equitably adjusted in a manner reasonably acceptable to the holders of Series P Preferred Stock to reflect such change in number of shares or, if shares of a new class of stock are issued to reflect the market price of the class of classes of stock (applying the same factors used in determining the Market Price for Shares of Common Stock) issued in connection with the above described transaction.

              (e) Reorganization. If at any time or from time to time after the Closing Date there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Paragraph 7), then as a part of such reorganization, provision shall be made so that the holders of the Series P Preferred Stock shall thereafter be entitled to receive upon conversion of the Series P Preferred Stock the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization. In any such case, it shall be a condition precedent to any such transactions that appropriate adjustment be made in the application of the provisions of this Paragraph 7 with respect to the rights of the holders of the Series P Preferred Stock after the reorganization to the end that the provisions of this Paragraph 7 (including adjustment of the number of shares issuable upon conversion of the Series P Preferred Stock) shall be applicable after that event and be as nearly equivalent as may be practicable, including, by way of illustration and not limitation, by equitably adjusting in a manner reasonably acceptable to the holders of the Series P Preferred Stock the formula set forth herein for conversion to reflect the market price of the securities or property (applying the same factors used in determining the Market Price for Shares of Common Stock) issued in connection with the above described transaction.

              (f) Other Equity Offerings. In the event that the Company issues or sells any shares of its securities which are convertible into or exchangeable for its Common Stock or any convertible security, or any warrants or other rights subscribed for or to purchase any options or the purchase of its Common Stock or other securities (other than securities issued or which may be issued in conjunction with a public offering or pursuant to the Company's employee or director option plan or securities issued upon exercise, exchange or conversion of securities convertible into or exercisable or exchangeable for other securities of the Company, whether now or hereafter outstanding) (the "Equity Securities") which provide for the issuance of shares of Common Stock upon conversion or exchange of such security utilizing a conversion or exchange discount per share which during any period is greater than the Applicable Percentage applicable to the Series P Preferred Stock during such period, then, for so long as any such Equity Securities remain outstanding, the Applicable Percentage in respect of any conversion of Series P Preferred Stock during any such period shall be equal to the discount applicable to the Equity Securities during the relevant period.

     8. Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issuable hereunder. The number of shares of Common Stock that are issuable upon any conversion shall be rounded up or down to the nearest whole share.

     9. Reservation of Stock Issuable Upon Conversion.

              (a) Reservation Requirement. The Company has reserved four million (4,000,000) shares of Common Stock and the Company shall continue to reserve and keep available at all times, free of preemptive rights, and subject to such legal limits and rules of exchanges on which the Common Stock may be traded, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Series P Preferred Stock; provided, however, that from and after the date of the Company's annual shareholders' meeting in calendar year 1997, the number of shares so reserved shall at no time be less than two hundred percent (200%) of that number of shares of the Company's Common Stock for which the Series P Preferred Stock and the Warrants are then convertible or exercisable, as equitably adjusted pursuant to any stock splits, split ups, recapitalization or reorganization of shares of Common Stock. The number of shares so reserved may be reduced by the number of shares actually delivered pursuant to conversion of the Series P Preferred Stock and exercise of the Warrants; provided that in no event shall the number of shares so reserved be less than the maximum number required to satisfy remaining conversion rights on the unconverted Series P Preferred Stock.

              (b) Default; Cure. If the Company does not have a sufficient number of shares of Common Stock available to satisfy the Company's obligations to a holder of Series P Preferred Stock upon receipt of a Conversion Notice and/or holders of Warrants upon exercise thereof, or if the Company is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued upon receipt of a Conversion Notice (each, a "Conversion Default"), each holder of the Series P Preferred Stock shall have the right to require the Company to implement the cure procedures set forth in Paragraph 15(c) hereof.

     10. No Reissuance of Series P Preferred Stock. No share or shares of Series P Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued as Series P Preferred Stock, and all such shares shall be retired and shall return to the status of authorized, unissued and retired and undesignated shares of Preferred Stock. No shares of Series P Preferred Stock shall be authorized or issued after January 31, 1997 without the consent of at least 66 2/3% in interest of the holders of Series P Preferred Stock outstanding immediately prior thereto.

     11. No Impairment. The Company shall not intentionally take any action which would impair the rights and privileges of the shares of Series P Preferred Stock set forth herein.

     12. Holder's Rights if Shares are Delisted or if Trading in Common Stock is Suspended. In the event that at any time on or after the date hereof and prior to the fifth anniversary of the Closing Date, trading in the shares of the Company's Common Stock is suspended on the principal market or exchange for such shares (which market or exchange shall be either the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange), for a period of ten
(10) consecutive trading days, other than as a result of the suspension of trading in securities in general, or if such shares are delisted, then, at the holder's option, the Company, if so permitted by applicable law and if not otherwise in violation of an agreement to which the Company is a party or of the Company's Certificate of Incorporation or By-Laws, shall redeem such holder's shares of Series P Preferred Stock at the Redemption Price determined as set forth in Paragraph 14(b) hereof.

     13. Limitations on Holder's Right to Convert and Certain Trading Restrictions.

              (a) Minimum Conversion. Holders of Series P Preferred Stock may in no event convert less than one (1) share of Preferred Stock pursuant to a single Conversion Notice; provided, however, that during a Conversion Restriction Period no such minimum shall apply.

              (b) Trading Restriction Period. In the event that the Market Price for Shares of Common Stock is equal to or less than the Trigger Price for five
(5) consecutive trading days, the Company may, at its option, at any time while the Market Price for Shares of Common Stock is at or remains below the Trigger Price, commence a trading restriction period (a "Trading

Restriction Period") by providing to the holders of Series P Preferred Stock written notice thereof (the "Restriction Notice"). A Trading Restriction Period shall begin, with regards to each holder of Series P Preferred Stock, on the fifth (5th) trading day after such holder receives the Restriction Notice and shall terminate on the earliest of (i) the sixtieth (60th) calendar day after such date, (ii) the fifth (5th) consecutive trading day during the Trading Restriction Period for which the Market Price for Shares of Common Stock exceeds the Trigger Price and (iii) the Company's election, by notice to the holder, to terminate such Trading Restriction Period; provided, however, that in no event shall the aggregate number of calendar days subject to all Trading Restriction Periods exceed sixty (60).

                      Holders of Series P Preferred Stock may not engage in any trade (other than conversions of Series P Preferred Stock) involving or otherwise with respect to any Underlying Shares during the first ten (10) trading days of any single Trading Restriction Period. Thereafter, the aggregate Market Price for shares of Common Stock of all Underlying Shares which may be subject to any trading activity (other than conversions of Series P Preferred Stock) on any day during any Trading Restriction Period shall not exceed $50,000.

              (c) Market Stand-Off. Each holder of Series P Preferred Stock, if so requested by the Company in connection with a firmly underwritten public offering of Common Stock managed by an Approved Underwriter pursuant to an effective registration statement, shall not engage in any trade (other than conversions of Series P Preferred Stock) involving or otherwise with respect to any Underlying Stock for sixty (60) days commencing upon the date specified by the Company (the "Stand-Off Period"), but in no event sooner than five (5) trading days after such holder's receipt of the Company's request; provided, however, that:

                           (i) the Company may only request, and the holders of Preferred Stock shall only be subject to, one (1) Stand-Off Period during the twenty-four (24) month period immediately following the Closing Date and one
                           (1) Stand-Off Period thereafter (provided that, if the Stand-Off Period terminates pursuant to clause
                           (ii) below on any one occasion with respect to the twenty-four (24) month period referred to above or on any separate occasion with respect to the remaining period thereafter, the Company may request and the holders will be subject to a Stand-Off Period on one additional occasion during such period);

                           (ii) the Market Stand-Off shall immediately terminate if the registration statement for the underwritten public offering is not declared effective on or before the forty-fifth (45th) business day after the Company's requested commencement date of the Stand-Off Period; and

                           (iii) the Mandatory Conversion Date shall be automatically extended by the aggregate number of days for which the restrictions imposed by the Stand-Off Period shall be effective.

              (d) Notwithstanding anything herein to the contrary, the provisions of Sections 13(b) and (c) shall terminate in the event the Company engages in a Disposition Transaction or announces its intention to liquidate, dissolve or wind-up.

     14. Optional Redemption.

              (a) On one occasion prior to June 30, 1997, so long as the Underlying Stock is subject to an effective registration statement and the Company's Common Stock is listed on the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, the Company may, at its option, redeem at least fifty percent (50%) of the Series P Preferred Stock then outstanding, on a pro rata basis among the holders thereof. In addition to the right provided in the preceding sentence, at any time prior to June 30, 1997 that the Underlying Stock is subject to an effective registration statement and the Company's Common Stock is listed on the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, the Company may, at its option, redeem all, but not less than all, of the Series P Preferred Stock then outstanding. Any and all shares of the Series P Preferred Stock redeemed by the Company pursuant to this Section 14(a) shall be redeemed at a price equal to (x) 110% of the Designated Price payable in cash, and (y) Warrants in substantially the form attached hereto as Exhibit A, for the purchase of an aggregate of 1,833 shares of Common Stock for each share of Series P Preferred Stock redeemed (subject to adjustment for any stock splits, split ups, stock dividends, recapitalization or other reorganizations occurring after December 31, 1996 in accordance with the mechanisms set forth in Section 5(a), (b), (d) or (e) of the form of Warrant attached hereto as Exhibit A). Such Warrants shall be exercisable for shares of Common Stock at a price per share equal to 115% of the Market Price for Shares of Common Stock as of the date of redemption under this Paragraph 14(a).

              (b) The Company may also at its option redeem all, but not less than all, of the Series P Preferred Stock then outstanding (i) at any time prior to December 31, 1998 that the Market Price for Shares of Common Stock is below the Trigger Price or (ii) on December 31, 1998, at a redemption price equal to
(A) 110% of the Designated Price for the shares of Series P Preferred Stock and
(B) Warrants in substantially the form attached hereto as Exhibit A, exercisable for 2,500 shares of Common Stock for each share of Series P Preferred Stock redeemed (subject to adjustment for any stock splits, split ups, stock dividends, recapitalization or other reorganizations occurring after December 31, 1996 in accordance with the mechanisms set forth in Section 5(a), (b), (d) or (e) of the form of Warrant attached hereto as Exhibit A), at an exercise price equal to 130% of the Market Price for Shares of Common Stock as of the date of redemption under this Paragraph 14(b). In addition to the right provided in the preceding sentence, if the Company's option to redeem not less than fifty percent (50%) of the Series P Preferred Stock pursuant to paragraph (a) above has not been exercised, on one occasion prior to June 30, 1998, so long as the Underlying Stock is subject to an effective registration statement and the Company's Common Stock is listed on the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, the Company may, at its option, redeem at least fifty percent (50%) of the Series

P Preferred stock then outstanding, on a pro rata basis among the holders thereof, at the price provided for in the preceding sentence.

              (c) In the case of a redemption of Series P Preferred Stock as a result of a Disposition Transaction, the Series P Preferred Stock shall be redeemed at a price equal to 110% of the Designated Price.

              (d) The redemption price for any redemption of the Series P Preferred Stock as set forth in paragraph (a), (b) or (c) above shall be referred to herein as the "Redemption Price."

              (e) Upon and following receipt of notice from the Company of an optional redemption of any or all of the shares of Series P Preferred Stock then outstanding, each holder thereof may convert only that number of shares of Series P Preferred Stock as is necessary to cover hedges or short positions in the Company's Common Stock taken by that holder prior to the receipt of such notice.

     15. Mechanics of Redemption.

              (a) Upon any redemption of Series P Preferred Stock, written notice shall be given to the Company or the holders of the Series P Preferred Stock, as applicable, for shares to be purchased or redeemed at least twenty
(20) business days prior to the date fixed for redemption. The notice shall be addressed to the Company if applicable, or to each such holder at the address of such holder appearing on the books of the Company, or given by such holder to the Company for the purpose of notice, or, if no such address appears or is so given, at the last known address of such holder. Such notice shall specify the date fixed for redemption, shall state that all shares of Series P Preferred Stock outstanding are to be redeemed and the number of shares of Series P Preferred Stock to be so redeemed, and shall call upon the holder to surrender on said date, at the place designated in the notice, the certificate or certificates representing the shares to be redeemed on the date fixed for redemption stated in such notice. Unless such person shall elect to convert some or all of the same into Common Stock in accordance with Section 6 hereof, each holder of shares of Series P Preferred Stock called for such redemption shall surrender the certificate or certificates evidencing such shares at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price on the date fixed for redemption with respect to all unconverted shares.

              (b) If, on or prior to any date fixed for redemption, the Company deposits, with any bank or trust company in the State of New Jersey or in the State of New York, as a trust fund, a sum (and duly executed warrants) sufficient to redeem all shares of Series P Preferred Stock called for redemption which have not theretofore been surrendered for conversion, with irrevocable instructions and authority to the bank or trust company to pay and deliver, on or after the date fixed for redemption, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of redemption the shares to be redeemed shall be redeemed and dividends and other distributions on those shares shall cease to accrue after the date such shares were called for redemption. The deposit shall constitute full payment for the shares of Series P Preferred Stock to their holders and from and after the date of the deposit the shares of Series P Preferred Stock shall no longer be outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the Redemption Price of the shares without interest upon surrender of their certificates therefor and the right to receive from the Company any accrued dividends thereon through the date such shares were called for redemption. Any interest accrued on any fund so deposited shall be the property of, and paid to, the Company.

              (c) If either of the events described in Paragraph 9(b) above should occur, the Company may cure the Conversion Default by either (i) promptly, and in no event later than ten (10) business days after the Conversion Default occurs, obtaining those consents of shareholders, note holders and others, if any, as shall be required in order to effect the balance of the conversion or redemption, as the case may be; or (ii) redeem not later than twenty (20) business days after the Conversion Default, the excess shares of Preferred Stock and/or Warrants by paying the holders (A) cash per share in an amount equal to one hundred ten percent (110%) of the Market Price for Shares of Common Stock as of the Holder Conversion Date, on an as converted basis and (B) Warrants in substantially the form attached hereto as Exhibit A, for the purchase of an aggregate of 2,500 shares of Common Stock for each share of Series P Preferred Stock redeemed (subject to adjustment for any stock splits, split ups, stock dividends, recapitalization or other reorganizations occurring after December 31, 1996 in accordance with the mechanisms set forth in Section 5(a), (b), (d) or (e) of the form of Warrant attached hereto as Exhibit A); or
(iii) the Company may, not later than twenty (20) business days after the Conversion Default, issue to the relevant holders of excess shares of Preferred Stock and/or Warrants such other securities of the Company, in exchange therefor, in such quantities, at such prices and subject to such terms and conditions as may be necessary in order to generate a value per share, in respect of the excess shares of Preferred Stock and/or Warrants, as the case may be, before taxes equal to (A) one hundred ten percent (110%) of the Market Price for Shares of Common Stock as of the Holder Conversion Date, on an as converted basis and (B) Warrants in substantially the form attached hereto as Exhibit A, for the purchase of an aggregate of 2,500 shares of Common Stock for each share of Series P Preferred Stock redeemed (subject to adjustment for any stock splits, split ups, stock dividends, recapitalization or other reorganizations occurring after December 31, 1996 in accordance with the mechanisms set forth in
Section 5(a), (b), (d) or (e) of the form of Warrant attached hereto as Exhibit
A). That value shall be established by taking the average of the valuations of those securities provided by three of the Approved Underwriters, one of whom shall have been selected by the relevant holder, one of whom shall have been selected by the Company and the third of whom will be selected by the first two Approved Underwriters.

              (d) Upon any redemption of Series P Preferred Stock in accordance with the foregoing, all of such shares of Series P Preferred Stock shall be canceled and shall revert to the status of authorized and unissued shares of Preferred Stock.

     16. Transfer Restrictions. Shares of Series P Preferred Stock may not be sold or otherwise transferred to a competitor of the Company engaged in, or to the knowledge of the holder thereof, planning to engage in the business of providing wireless voice or data communications services to mobile customers or of providing equipment in connection therewith.

     17. Withholding Taxes. Notwithstanding anything herein, the Company may condition the making of any distribution (as such term is defined under applicable tax law) in respect of any share of Series P Preferred Stock on the holder of such share of Series P Preferred Stock depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "Withholding Tax") with respect to such distribution. For the avoidance of doubt, the Company shall not be required to redeem any Series P Preferred Stock, and no dividends shall be capitalized as part of the Designated Price of any share of Series P Preferred Stock, as a result of the Company's failure to make a distribution because of a holder's failure to deliver the proper Withholding Tax with respect to any distribution.

     18. Consent for Distributions and Redemptions. For so long as the Subscribers and their Permitted Assignees (as such terms are defined in that certain Subscription Agreement dated as of June 14, 1996 by and among the Company, Renaissance Fund LDC ("Renaissance") and the other signatories thereto) own shares of the Company's Series N Cumulative Convertible Preferred Stock (the "Series N Preferred Stock") having an aggregate stated value of at least $25,000,000, the Company must obtain Renaissance's consent prior to the declaration or payment of any dividend on the Series P Preferred Stock, or any redemption of Series P Preferred Stock for, cash or securities of the Company which rank senior to or on parity with the Series N Preferred Stock. Notwithstanding anything in this Certificate to the contrary, the Company shall not redeem any Series P Preferred Stock for cash upon the occurrence of a Disposition Transaction, a Conversion Default or the occurrence of an event described in Section 12 of this Certificate prior to any required purchase or payment of the Company's 15% Senior Secured Discount Notes due 2005 (the "1995 Notes") pursuant to Section 4.11 or Article Six of the Indenture dated as of June 30 1995 governing such 1995 Notes.


     IN WITNESS WHEREOF the undersigned have executed this Certificate of Designation of Preferences at the City of , State of , on this ___ day of January, 1997.


---------------------------------            -----------------------------------
Chief Financial Officer                      Secretary

     The undersigned declare under the penalty of perjury that the matters set forth in the foregoing Certificate are true of their own knowledge. Executed at ___________, __________ on the day of January, 1997.




---------------------------------            -----------------------------------
Chief Financial Officer                      Secretary

                                 EXHIBIT (c)(2)

                            CERTIFICATE OF CORRECTION
                        FILED TO CORRECT A CERTAIN ERROR
                                     IN THE
               CERTIFICATE OF DESIGNATION OF SERIES O CONVERTIBLE
                                 PREFERRED STOCK
                                       OF
                           GEOTEK COMMUNICATIONS, INC.
                     FILED IN THE OFFICE OF THE SECRETARY OF
                     STATE OF DELAWARE ON DECEMBER 31, 1996



         GEOTEK COMMUNICATIONS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         1. The name of the corporation is GEOTEK COMMUNICATIONS, INC.

         2. That a Certificate of Designation of Series O Convertible Preferred Stock (the "Certificate of Designation") was filed by the Secretary of State of Delaware on December 31, 1996, and that the Certificate of Designation requires correction as permitted by Section 103(f) of the General Corporation Law of the State of Delaware.

         3. The inaccuracy or defect to be corrected is the inadvertent omission of Exhibit A, the Form of Warrant referred to in Section 14(a) of the Certificate of Designation, from the Certificate of Designation upon its original filing on December 31, 1996.

         4. The Certificate of Designation is hereby corrected by attaching as Exhibit A thereto the Form of Warrant, which Form of Warrant is attached as Exhibit A hereto.

         IN WITNESS WHEREOF, said GEOTEK COMMUNICATIONS, INC. has caused this Certificate of Designation to be signed by the undersigned on this 6th day of January, 1997.


GEOTEK COMMUNICATIONS, INC.



By:  /s/ Yaron Eitan                               By:  /s/ Robert Vecsler
    --------------------------------                   -------------------------
    Chairman Yaron Eitan                               Secretary Robert Vecsler

                                 EXHIBIT (c)(3)

                            CERTIFICATE OF CORRECTION
                        FILED TO CORRECT A CERTAIN ERROR
                                     IN THE
               CERTIFICATE OF DESIGNATION OF SERIES O CONVERTIBLE
                                 PREFERRED STOCK
                                       OF
                           GEOTEK COMMUNICATIONS, INC.
                     FILED IN THE OFFICE OF THE SECRETARY OF
                     STATE OF DELAWARE ON DECEMBER 31, 1996



         GEOTEK COMMUNICATIONS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         5. The name of the corporation is GEOTEK COMMUNICATIONS, INC.

         6. That a Certificate of Designation of Series O Convertible Preferred Stock (the "Certificate of Designation") was filed by the Secretary of State of Delaware on December 31, 1996, and that the Certificate of Designation requires correction as permitted by Section 103(f) of the General Corporation Law of the State of Delaware.

         7. The inaccuracy or defect to be corrected is the inadvertent typographical error within Paragraph 6(a) of the Certificate of Designation, making reference to Paragraph 14(d) of the Certificate of Designation instead of Paragraph 14(e) of the Certificate of Designation. Paragraph 6(a) (entitled "Holder's Right to Convert") provides: "Subject to the restrictions set forth in Paragraphs 13 and 14(d) of this Certificate, each share of Series P Preferred Stock shall be convertible in whole or in part and from time to time, at the option of the holder thereof, into fully paid and nonassessable shares of Common Stock."

         8. The Certificate of Designation is hereby corrected by changing the reference to Paragraph 14(d) within Paragraph 6(a) of the Certificate of Designation to Paragraph 14(e), thereby causing Paragraph 6(a) of the Certificate of Designation to state, "Subject to the restrictions set forth in Paragraphs 13 and 14(e) of this Certificate, each share of Series P Preferred Stock shall be convertible in whole or in part and from time to time, at the option of the holder thereof, into fully paid and nonassessable shares of Common Stock." A correct copy of page 7 of the Certificate of Designation containing Paragraph 6(a) of the Certificate of Designation is attached hereto as Exhibit A.

         IN WITNESS WHEREOF, said GEOTEK COMMUNICATIONS, INC. has caused this Certificate of Designation to be signed by the undersigned on this 29th day of January, 1997.


GEOTEK COMMUNICATIONS, INC.



By:  /s/ Yaron Eitan                               By:  /s/ Robert Vecsler
    ----------------------------                      --------------------------
    Chairman Yaron Eitan                               Secretary Robert Vecsler



                                       -2-